                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03



                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                              FORM NO.        ATTACHED        ATTACHED
------------------                                                              --------        --------        --------
Schedule of Cash Receipts and Disbursements                                     MOR - 1A           x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)          MOR - 1B           x
Statement of Operations                                                         MOR - 2
Balance Sheet                                                                   MOR - 3
Status of Postpetition Taxes                                                    MOR - 4            x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                 x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                        x

Summary of Unpaid Postpetition Debts                                            MOR - 4            x
    Listing of aged accounts payable                                                               x
Accounts Receivable Aging                                                       MOR - 5            x
Debtor Questionnaire                                                            MOR - 5            x


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Mark E. Toney                                       CEO
------------------------------                          ------------------------
Signature of Responsible Party                          Title


Mark E. Toney                                           12.04.03
------------------------------                          ------------------------
Printed Name of Responsible Party                       Date


PREPARER:

/s/ John P. Boyle                                       Chief Accounting Officer
------------------------------                          ------------------------
Signature of Preparer                                   Title


John P. Boyle                                           12.04.03
------------------------------                          ------------------------
Printed Name of Preparer                                Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                      CURRENT MONTH                     CUMULATIVE FILING TO DATE
                                               -------------------------------          -------------------------
                                               DEBTOR             NON-DEBTOR(O)                    ACTUALS
                                               ------             -------------                    -------
CASH BEGINNING OF MONTH                         3,467                4,097                          7,565
                                                -----               ------                         ------
RECEIPTS (a)(b)
Owned Domestic Lease Payments                   2,999                    -                          2,999
Securitization Collections /
(Transfers) (c)                                     -               59,930                         59,930
Repayment of Servicer Advances (d)                 89                    -                             89
Owned International Lease Payments (e)          1,607                    -                          1,607
Other Receipts (f)                              1,614                    -                          1,614
                                                -----               ------                         ------
TOTAL RECEIPTS                                  6,310               59,930                         66,240
                                                =====               ======                         ======

DISBURSEMENTS

Payroll (g)(h)                                   (889)                   -                           (889)
Benefits (g)(h)                                  (147)                   -                           (147)
Building Costs (i)                               (105)                   -                           (105)
Equipment Costs                                   (98)                   -                            (98)
Auto, Travel & Entertainment                      (30)                   -                            (30)
Outside Services (j)                              (30)                   -                            (30)
Sales & Use Taxes                                (555)                   -                           (555)
Debt Repayment to Banks (k)                      (804)                   -                           (804)
Servicer Disbursements (l)                          -              (55,060)                       (55,060)
Payments on Behalf of Affiliates (m)             (396)                 (48)                          (444)
Other Expense (n)                                (143)                   -                           (143)

Professional Fees                                   -                    -                              -
U.S. Trustee Quarterly Fees                         -                    -                              -


TOTAL DISBURSEMENTS                            (3,196)             (55,108)                       (58,304)
                                                =====               ======                         ======
NET CASH FLOW                                   3,114                4,822                          7,935
                                                =====               ======                         ======
CASH END OF MONTH                               6,581                8,919                         15,500
                                                =====               ======                         ======


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                                (3,196)
   Transfers to Debtor in Possession Accounts                                                           -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                             -
   Payments on Behalf of Affiliates (m)                                                               396
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                    (2,800)



See footnotes on following page.                                        MOR - 1A

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 08/25/03 - 09/30/03
CASE NUMBER: 03-12657 (MFW)

MOR 1-A FOOTNOTES

(a) Customers route their contract payments to a Debtor-owned US Bank lockbox (No. 7074) where they are sorted according to the ownership of the related contract. For contract payments that can be identified, US Bank automatically transfers them from lockbox 7074 to other US Bank lockboxes, including one for DVI-owned contracts or a series of lockboxes for each of the securitized pools, on the day the funds are received without any control or intervention by DVI. In contrast, certain remittances cannot be immediately identified and require intervention by DVI to identify and transfer the funds normally within 24 hours (trust agreements permits 48 hours) of their receipt.

(b) The continued collection of cash for all contracts serviced by DVI on its own behalf (approximately 600) and for the securitized contracts (approximately 12,000), as well as international (approximately 1,500) non-Debtor contracts owned by individual securitizations remains a priority. DVI's collection effort for its equipment contracts centers on its Info Lease portfolio management software. DVI maintains its entire portfolio on Info Lease - except for the $40 million Italian portfolio that resides on its own software. DVI's retail equipment business (large-ticket) employs 3 full-time collectors. DVI's small-ticket operation maintains a separate team of collectors, which has been recently augmented with the addition of four collectors from a third party. The accounts of DVI's Business Credit (BC) customers are maintained on Stucky - a software system designed to handle the management of revolving lines of credit secured by receivables. In-country personnel pursue collections of amounts due from customers outside the United States. The planned sale of substantially all of DVI's European and Asian portfolios will eliminate the need to maintain a collection infrastructure in those countries. The asset workout specialists who pursue the more difficult delinquent situations reinforce the collectors in all businesses. DVI refers the most challenging situations to outside counsel. DVI has recently accelerated the issuance of default letters and other procedures, as a result of increased delinquencies subsequent to its bankruptcy filing.

(c) Securitization Collections / (Transfers) consists of funds deposited in the Debtor's operating account, but are due to the trust because they belong to securitized contracts. Payoffs during September comprise the major amounts due the trusts, and include $2,080,000 for San Clemente in Pool 26, $457,000 for Sundant in Pool 29, $780,000 for Dr. Bermudez in Pool 26, and another $613,000 in Pool 29. Separately, SPG had $1,727,000 in payoffs. All funds were transferred to the Pools in early October.

(d) DVI Financial Services Inc. (DFS) services the portfolio of 9 securitizations. It provides the securitization trustee each month with a servicer report that accounts for changes in the portfolio, including those arising from the collection of cash. DFS, on a daily basis, remits funds collected during the month to the trustee. The trustee then makes disbursements to each securitization's note holders on the basis of information contained in the servicing report. DFS is required to augment funds collected from customers by remitting to the trustee funds from DFS's own account in amounts representing shortages arising from the delinquency of certain contracts. The repayment of these "servicer advances" is given a priority in the subsequent month's servicing report. As a result of DFS's bankruptcy filing, the trustee has notified the note holders that an amortizing event may have occurred, and has confined distributions to the payment of interest. Principal payments to the note holders are being delayed, as well as repayment of DFS's servicer advances (which are passthrough payments), late fees, and payment of servicing fees. DFS pays customer sales taxes and continues to be reimbursed by the trustee the subsequent month for the collected taxes which are remitted to the pools.

(e) DVI Financial Services Inc. has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In September, $1,607,284 of customer lease payments were received. A single

         Turkish customer, Baskent, accounted for $1,315,000 of the total receipts. During September, principal payments totaling $803,981 were made to foreign banks where that institution maintained the customer collections accounts. The table below provides detail of payments and the September ending balances.

                                                  SEPTEMBER             ENDING
            BANK                                  PRINCIPAL             BALANCE
            NAME               COUNTRY            REPAYMENTS         SEPT 30, 2003
            ----               -------            ----------         -------------
            ING           United Kingdom          151,594.23            825,266.39
            Isbank        Turkey                           -         11,224,024.00
            Oyak          Turkey                  218,985.30          5,248,705.05
            Lombard       United Kingdom          433,401.47         11,251,850.62
                                                  ----------
                                                  803,981.00
                                                  ==========

(f) The $1,600,000 of other receipts consists of $1,500,000 for income tax refund, $53,000 for the RSNA Trade Show Refund, and $50,000 Fee for service contract buyout.

(g)      The number of employees at the end of the three previous months:

                      July                  236
                      August                147
                      September             131

(h) There is an agreement among creditors to allocate 17% of certain Jamison, PA-based expenses (30% of building-related) to DVI Business Credit Corporation (BC). Only the payroll of certain departments, however, is subject to allocation. While DVI identifies payroll for each department, it is not practicable to do so for the cost of benefits. Therefore, 17% of the payroll of select departments and 17% of all benefits are allocated to BC - resulting in a somewhat higher percentage of benefits for BC than DVI Financial Services Inc. The relationship of benefits to payroll is further affected in the first MOR by the payment of medical premiums for September before the allocation agreement among the creditors was established. The benefit to payroll relationship reflected on our general ledger, without the influence of allocations, is a much more consistent 15.8% for DVI Financial Services Inc. and 14.2% for BC.

(i) Building costs of $105,000 consist of the following: Jamison office - $99,000. Chicago SPG office - $32,000. HTS office and other miscellaneous utilities, storage, etc - $8,000. Allocation out to Business Credit - ($34,000)

(j)      Outside services costs of $30,000 are comprised of the following:
         Advertising for the "notice of motion of order" - $15,000. Workout/collections consultant - $8,000. Credit system (Lexis Nexis) - $6,000. Miscellaneous - $1,000.

(k) Certain foreign banks directed DVI Financial Services Inc. foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks (see footnote e).

(l) Amounts reflect passthrough of funds by DVI Financial Services Inc. to disburse customer lease receipts to noteholders according to monthly servicer reports.

(m) The $396,000 paid by DVI Financial Services Inc. on behalf of DVI Business Credit Corporation (case #03-12658) consists of the allocation of Jamison-based costs totaling $138,000, and the direct payment of DVI Business Credit invoices $258,000. Furthermore, DVI Financial Services Inc. incurred $48,000 on behalf of MSF (a non-Debtor entity) during the period. Repayment is normally scheduled for the following month.

(n) Other expenses of $144,000 are comprised of the following: Prepaid fire insurance - $89,000. IBM server lease - $12,000. Data tape backups - $7,000. Security guards - $10,000. FedEx - $5,000. Mail meter - $6,000.
         Bank charges - $15,000. Office supplies - $7,000. Miscellaneous - $6,000. Allocation out to DVI Business Credit Corporation - ($13,000).

(o) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through unrestricted lockbox collection accounts. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03



BANK RECONCILIATIONS
(in thousands)

                                                      DEBTOR ACCOUNTS                   NON-DEBTOR ACCOUNTS          CURRENT MONTH
                                           -----------------------------------     -------------------------------   -------------
                                           DEBTOR OPERATING   INTERNATIONAL (q)    RESTRICTED (o)   LOCKBOX (p)(r)       ACTUALS
CASH BEGINNING OF MONTH                           1,722             1,745                354            3,743              7,565
                                                 ------             -----             ------           ------             ------
RECEIPTS (a)(b)
Owned Domestic Lease Payments                     2,999                 -                  -                -              2,999
Securitization Collections / (Transfers)
(c)                                                   -                 -             12,028           47,902             59,930
Repayment of Servicer Advances (d)                   89                 -                  -                -                 89
Owned International Lease Payments (e)                -             1,607                  -                -              1,607
Other Receipts (f)                                1,604                10                  -                -              1,614
                                                 ------             -----             ------           ------             ------

TOTAL RECEIPTS                                    4,692             1,617             12,028           47,902             66,240
                                                 ======             =====             ======           ======             ======
DISBURSEMENTS
Payroll (g)(h)                                     (889)                -                  -                -               (889)
Benefits (g)(h)                                    (147)                -                  -                -               (147)
Building Costs (i)                                 (105)                -                  -                -               (105)
Equipment Costs                                     (98)                -                  -                -                (98)
Auto, Travel & Entertainment                        (30)                -                  -                -                (30)
Outside Services (j)                                (30)                -                  -                -                (30)
Sales & Use Taxes                                  (555)                -                  -                -               (555)
Debt Repayment to Banks (k)                           -              (804)                 -                -               (804)
Servicer Disbursements (l)                            -                 -             (6,143)         (48,917)           (55,060)
Payments on Behalf of Affiliates (m)               (396)                -                (48)               -               (444)
Other Expense (n)                                  (143)               (0)                 -                -               (143)

Professional Fees                                     -                 -                  -                -                  -
U.S. Trustee Quarterly Fees                           -                 -                  -                -                  -
                                                 ------             -----             ------           ------             ------
TOTAL DISBURSEMENTS                              (2,392)             (804)            (6,191)         (48,917)           (58,304)
                                                 ======             =====             ======           ======             ======
NET CASH FLOW                                     2,301               813              5,836          (1,015)              7,935
                                                 ======             =====             ======           ======             ======
CASH END OF MONTH                                 4,023             2,559              6,191            2,728             15,500
                                                 ======             =====             ======           ======             ======
BANK BALANCE                                     10,296             2,559                  -            2,655             15,510
   Deposits in Transit                                -                 -                  -               31                 31
   Outstanding Checks                               (83)                -                  -                -                (83)
   Non-Debtor Funds in Debtor Accounts(o)        (6,191)                -              6,191                -                  -
   Other (s)                                          -                 -                  -               42                 42
ADJUSTED BANK BALANCE                             4,023             2,559              6,191            2,728             15,500


See footnotes on following page.                                        MOR - 1B

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 08/25/03 - 09/30/03
CASE NUMBER: 03-12657 (MFW)

MOR 1-B FOOTNOTES

      (a) Customers route their contract payments to a Debtor-owned US Bank lockbox (No. 7074) where they are sorted according to the ownership of the related contract. For contract payments that can be identified, US Bank automatically transfers them from lockbox 7074 to other US Bank lockboxes, including one for DVI-owned contracts or a series of lockboxes for each of the securitized pools, on the day the funds are received without any control or intervention by DVI. In contrast, certain remittances cannot be immediately identified and require intervention by DVI to identify and transfer the funds normally within 24 hours (trust agreements permits 48 hours) of their receipt.

      (b) The continued collection of cash for all contracts serviced by DVI on its own behalf (approximately 600) and for the securitized contracts (approximately 12,000), as well as international (approximately 1,500) non-Debtor contracts owned by individual securitizations remains a priority. DVI's collection effort for its equipment contracts centers on its Info Lease portfolio management software. DVI maintains its entire portfolio on Info Lease - except for the $40 million Italian portfolio that resides on its own software. DVI's retail equipment business (large-ticket) employs 3 full-time collectors. DVI's small-ticket operation maintains a separate team of collectors, which has been recently augmented with the addition of four collectors from a third party. The accounts of DVI's Business Credit (BC) customers are maintained on Stucky - a software system designed to handle the management of revolving lines of credit secured by receivables. In-country personnel pursue collections of amounts due from customers outside the United States. The planned sale of substantially all of DVI's European and Asian portfolios will eliminate the need to maintain a collection infrastructure in those countries. The asset workout specialists who pursue the more difficult delinquent situations reinforce the collectors in all businesses. DVI refers the most challenging situations to outside counsel. DVI has recently accelerated the issuance of default letters and other procedures, as a result of increased delinquencies subsequent to its bankruptcy filing.

      (c) Securitization Collections / (Transfers) consists of funds deposited in the Debtor's operating account, but are due to the trust because they belong to securitized contracts. Payoffs during September comprise the major amounts due the trusts, and include $2,080,000 for San Clemente in Pool 26, $457,000 for Sundant in Pool 29, $780,000 for Dr. Bermudez in Pool 26, and another $613,000 in Pool
            29. Separately, SPG had $1,727,000 in payoffs. All funds were transferred to the Pools in early October.

      (d) DVI Financial Services Inc. (DFS) services the portfolio of 9 securitizations. It provides the securitization trustee each month with a servicer report that accounts for changes in the portfolio, including those arising from the collection of cash. DFS, on a daily basis, remits funds collected during the month to the trustee. The trustee then makes disbursements to each securitization's note holders on the basis of information contained in the servicing report. DFS is required to augment funds collected from customers by remitting to the trustee funds from DFS's own account in amounts representing shortages arising from the delinquency of certain contracts. The repayment of these "servicer advances" is given a priority in the subsequent month's servicing report. As a result of DFS's bankruptcy filing, the trustee has notified the note holders that an amortizing event may have occurred, and has confined distributions to the payment of interest. Principal payments to the note holders are being delayed, as well as repayment of DFS's servicer advances (which are passthrough payments), late fees, and payment of servicing fees. DFS pays customer sales taxes and continues to be reimbursed by the trustee the subsequent month for the collected taxes which are remitted to the pools.

      (e) DVI Financial Services Inc. has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In September, $1,607,284 of customer lease payments were received. A single

            Turkish customer, Baskent, accounted for $1,315,000 of the total receipts. During September, principal payments totaling $803,981 were made to foreign banks where that institution maintained the customer collections accounts. The table below provides detail of payments and the September ending balances.

                                                SEPTEMBER             ENDING
             BANK                               PRINCIPAL             BALANCE
             NAME              COUNTRY          REPAYMENTS         SEPT 30, 2003
             ING          United Kingdom        151,594.23           825,266.39
             Isbank       Turkey                         -        11,224,024.00
             Oyak         Turkey                218,985.30         5,248,705.05
             Lombard      United Kingdom        433,401.47        11,251,850.62
                                                ----------
                                                803,981.00
                                                ==========

      (f) The $1,600,000 of other receipts consists of $1,500,000 for income tax refund, $53,000 for the RSNA Trade Show Refund, and $50,000 Fee for service contract buyout.

      (g)   The number of employees at the end of the three previous months:

                      July                  236
                      August                147
                      September             131

      (h) There is an agreement among creditors to allocate 17% of certain Jamison, PA-based expenses (30% of building-related) to DVI Business Credit Corporation (BC). Only the payroll of certain departments, however, is subject to allocation. While DVI identifies payroll for each department, it is not practicable to do so for the cost of benefits. Therefore, 17% of the payroll of select departments and 17% of all benefits are allocated to BC - resulting in a somewhat higher percentage of benefits for BC than DVI Financial Services Inc. The relationship of benefits to payroll is further affected in the first MOR by the payment of medical premiums for September before the allocation agreement among the creditors was established. The benefit to payroll relationship reflected on our general ledger, without the influence of allocations, is a much more consistent 15.8% for DVI Financial Services Inc. and 14.2% for BC.

      (i)   Building costs of $105,000 consist of the following: Jamison office
            - $99,000. Chicago SPG office - $32,000. HTS office and other miscellaneous utilities, storage, etc - $8,000. Allocation out to Business Credit - ($34,000)

      (j)   Outside services costs of $30,000 are comprised of the following:
            Advertising for the "notice of motion of order" - $15,000. Workout/collections consultant - $8,000. Credit system (Lexis Nexis)
            - $6,000. Miscellaneous - $1,000.

      (k) Certain foreign banks directed DVI Financial Services Inc. foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks (see footnote e).

      (l) Amounts reflect passthrough of funds by DVI Financial Services Inc. to disburse customer lease receipts to noteholders according to monthly servicer reports.

      (m) The $396,000 paid by DVI Financial Services Inc. on behalf of DVI Business Credit Corporation (case #03-12658) consists of the allocation of Jamison-based costs totaling $138,000, and the direct payment of DVI Business Credit invoices $258,000. Furthermore, DVI Financial Services Inc. incurred $48,000 on behalf of MSF (a non-Debtor entity) during the period. Repayment is normally scheduled for the following month.

      (n) Other expenses of $144,000 are comprised of the following: Prepaid fire insurance - $89,000. IBM server lease - $12,000. Data tape backups - $7,000. Security guards - $10,000. FedEx - $5,000. Mail meter - $6,000. Bank charges - $15,000. Office supplies - $7,000. Miscellaneous - $6,000. Allocation out to DVI Business Credit Corporation - ($13,000).

      (o) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through unrestricted lockbox collection accounts. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (p) The $2.7 million balance in the lockbox account represents funds due to the trusts because the funds were collected directly from securitized contracts, or were securitization funds transferred to the lockbox from DVI Financial Services Inc.'s operating account within 2 business days after their receipt and identification. Funds totaling $2.6 million (95%) were transferred from the lockbox to the securitizations (or, for funds for DVI-owned contracts initially sent to the lockbox, to DVI Financial Services Inc.'s operating account) during the first two days in October.

                               TRANSFER OUT        RECEIVED      BANK BALANCE
                               ------------        --------      ------------
                AUG. 31                                           1,612,665
                Sept. 2           (600,248)       2,215,638       3,228,055
                Sept. 3         (1,048,347)         923,050       3,102,758
                Sept. 4            (63,925)       2,771,694       5,810,527
                Sept. 5         (2,970,885)       2,064,132       4,903,775
                Sept. 8                  -        1,273,349       6,177,124
                Sept. 9         (4,495,340)       1,520,871       3,202,655
                Sept. 10        (1,433,407)         309,654       2,078,902
                Sept. 11        (1,701,423)         554,504         931,982
                Sept. 12          (196,100)         228,884         964,766
                Sept. 15          (617,892)         840,405       1,187,279
                Sept. 16          (363,581)       1,852,692       2,676,389
                Sept. 17          (950,106)         927,960       2,654,244
                Sept. 18        (1,664,663)         858,115       1,847,696
                Sept. 19            (6,000)         868,605       2,710,300
                Sept. 22        (1,298,246)         465,762       1,877,816
                Sept. 23          (805,512)         127,931       1,200,235
                Sept. 24                 -          535,796       1,736,031
                Sept. 25          (777,477)         853,283       1,811,836
                Sept. 26          (875,130)         691,350       1,628,056
                Sept. 29          (919,895)       1,601,847       2,310,008
                SEPT. 30          (506,193)         923,846       2,727,661

      (q) Accounts for international branches of DVI Financial Services Inc. (see footnote e).

      (r) Lockbox account used for amounts received and disbursed for Debtor-owned contracts or funds belonging to securitizations. All funds are then passed through to the correct securitization lockbox or, if the funds belong to the Debtor, they are transferred to a lockbox designated for the Debtor (see footnote a).

      (s)   Primarily returned wires and checks.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

---------------------------------------------------------------------------------------------------
                                          Beginning          Amount                        Ending
                                             Tax           Withheld or       Amount          Tax
                                          Liability          Accrued          Paid        Liability
---------------------------------------------------------------------------------------------------
FEDERAL
---------------------------------------------------------------------------------------------------
Withholding                                       -              134             134             -
---------------------------------------------------------------------------------------------------
FICA-Employee                                     -               50              50             -
---------------------------------------------------------------------------------------------------
FICA-Employer (b)                                12               52              50            15
---------------------------------------------------------------------------------------------------
Unemployment                                      -                0               0             -
---------------------------------------------------------------------------------------------------
Income (c)(d)(e)                             56,461           (2,554)         (4,277)       58,184
---------------------------------------------------------------------------------------------------
Other                                             -                -               -             -
---------------------------------------------------------------------------------------------------
    Total Federal Taxes                      56,473           (2,318)         (4,044)       58,199
---------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------
Withholding                                       -               27              27             -
---------------------------------------------------------------------------------------------------
Sales (b)                                     3,364              369              71         3,661
---------------------------------------------------------------------------------------------------
Excise                                            -                -               -             -
---------------------------------------------------------------------------------------------------
Unemployment                                      -                0               0             -
---------------------------------------------------------------------------------------------------
Real Property                                     -                -               -             -
---------------------------------------------------------------------------------------------------
Personal Property                                 -                -               -             -
---------------------------------------------------------------------------------------------------
Florida Doc Stamp                                 -                1               -             1
---------------------------------------------------------------------------------------------------
Franchise                                         -                -               -             -
---------------------------------------------------------------------------------------------------
Other: Local Income Tax Withholding               -                6               6             -
---------------------------------------------------------------------------------------------------
    Total State and Local                     3,364              403             105         3,662
---------------------------------------------------------------------------------------------------
TOTAL TAXES                                  59,837           (1,915)         (3,939)       61,860
---------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

--------------------------------------------------------------------------------
ACCOUNTS PAYABLE AGING                                                 AMOUNT
--------------------------------------------------------------------------------
Current                                                                   248
--------------------------------------------------------------------------------
0 - 30 days                                                                 -
--------------------------------------------------------------------------------
31 - 60 days                                                                -
--------------------------------------------------------------------------------
61 - 90 days                                                                -
--------------------------------------------------------------------------------
91+ days                                                                    -
--------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE                                                    248
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

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See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 08/25/03 - 09/30/03
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

      (a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

      (d)   Refund of $1.5 million received during period from IRS.

      (e) Includes non-Debtor transfer of tax benefit to DVI Financial Services Inc. from subsidiaries.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03

                           ACCOUNTS RECEIVABLE AGING

(in thousands)

-------------------------------------------------------------------           -------------------------------------------
ACCOUNTS RECEIVABLE AGING (a)(b)(c)                                              DEBTOR AMOUNT       NON-DEBTOR AMOUNT
-------------------------------------------------------------------           -------------------------------------------
0 days old                                                                             107,503             201,066
-------------------------------------------------------------------           -------------------------------------------
1 - 30 days old                                                                         45,655             159,681
-------------------------------------------------------------------           -------------------------------------------
31 - 60 days old                                                                        26,078              83,365
-------------------------------------------------------------------           -------------------------------------------
61 - 90 days old                                                                         4,081              50,615
-------------------------------------------------------------------           -------------------------------------------
91- 120 days old                                                                        15,568              14,834
-------------------------------------------------------------------           -------------------------------------------
+ Over 121 days                                                                         32,768              42,730
-------------------------------------------------------------------           -------------------------------------------
Total Accounts Receivable                                                              231,653             552,291
-------------------------------------------------------------------           -------------------------------------------

                              DEBTOR QUESTIONNAIRE

----------------------------------------------------------------------------------           ----------------------
MUST BE COMPLETED EACH MONTH                                                                    YES           NO
----------------------------------------------------------------------------------           ----------------------
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period?                                                                          X
      If yes, provide an explanation below.
----------------------------------------------------------------------------------           ----------------------
2.    Have any funds been disbursed from any account other than a debtor in
      possession account this reporting period?                                                                X
      If yes, provide an explanation below.
----------------------------------------------------------------------------------           ----------------------
3.    Have all postpetition tax returns been timely filed?                                       X
      If no, provide an explanation below.
----------------------------------------------------------------------------------           ----------------------
4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect?                                                                       X
      If no, provide an explanation below.
----------------------------------------------------------------------------------           ----------------------

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(a)   Amounts appearing in each of the delinquency categories represent the contracts' total remaining principal balance. The contract amounts appearing in the Accounts Receivable Aging Schedule consist of both owned ($231.7 million) and securitized contracts ($552.3 million). Under the relevant agreements, the Debtor's obligors generally are considered late if payment on a contract has not been received when due. Default on contracts results in acceleration of all remaining payments.

(b) At the inception of individual contracts, scheduled future payments are established for their entire term and recorded in our asset management system. The combined (principal and interest) scheduled payment for all Debtor-owned contracts would approximate $7.3 million for the month immediately following the period covered by this report. That amount has a significant component of large end-of-term payments and will fluctuate in subsequent months as the proportion of those payments varies. Due to a variety of collection difficulties the Debtor is currently encountering with its customers as a result of Chapter 11, the anticipated actual collections next month will vary significantly from those originally scheduled at each contract's inception.

(c) Only includes receivables assets that represent amounts due from customers, not items such as certain accruals required under FAS 140 that are not amounts due from customers.

                                                                           MOR 5

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period:   08/25/03 - 09/30/03




                          DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

          10/17/2003                       /s/ Larry Arnold
------------------------------             -------------------------------------
             Date                          Signature of Responsible Party
                                           Larry Arnold